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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 12, 2006
                                                          ------------------


                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 1-6770                   25-0790410
         --------                 ------                   ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                 Number)              Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
     ------------------                                        -----
    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

     On April 12, 2006, Mueller Industries, Inc. entered into the Second Amendment to Credit Agreement among the Registrant (as Borrower) and LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank N.A., and other banking institutions and LaSalle Bank Midwest National Association (as Agent).

     This amendment increases the availability of Letters of Credit from $15,000,000 to $20,000,000. There is no material relationship between the Registrant and any of the parties to the credit agreement other than in respect to the credit agreement and other routine commercial banking services. A copy of the amendment is attached as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

     99.1   Second Amendment to Credit Agreement, dated April 12, 2006.




































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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MUELLER INDUSTRIES, INC.

Dated: April 17, 2006                  By:  /s/ Kent A. McKee
       -------------------             -----------------------------------
                                       Name:   Kent A. McKee
                                       Title:  Executive Vice President and
                                               Chief Financial Officer











































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                                Exhibit Index

Exhibit No.    Description
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      99.1    Second Amendment to Credit Agreement, dated April 12, 2006.